                             _____________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                             _____________________

       Date of Report (Date of earliest event reported)  March 30, 2001


                             COMMUNITY BANKS, INC.
              ---------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                 Pennsylvania                            23-2251762
        ------------------------------               -------------------
       (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)                Identification No.)

                               ________________
                                  (Commission
                                  file number)


       150 Market Street, Millersburg, Pennsylvania            17061
     -------------------------------------------------------------------
        (Address of Principal Executive Offices)             (zip code)



                             EDDIE L. DUNKLEBARGER
                               President and CEO
                             COMMUNITY BANKS, INC.
                               150 Market Street
                       Millersburg, Pennsylvania  17061
                   ----------------------------------------
                        (Address of executive offices)




                                (717) 692-4781
                 --------------------------------------------
         (Telephone number, including area code, of agent for service)
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Item 5.     Other Events

       On March 30, 2001, Community Banks, Inc. consummated the merger of The Glen Rock State Bank with and into The Peoples State Bank, a subsidiary of Community. As a result of the merger, shareholders of Glen Rock will receive
 .900 shares of Community common stock for every share of Glen Rock common stock that they own. The merger will be treated as a pooling of interests, for accounting purposes.

       The press release announcing the merger is attached hereto as Exhibit 99.

                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Community Banks, Inc.
                                    ---------------------
                                        (Registrant)


     Date: 4/2/01                 /s/ Eddie L. Dunklebarger
          ------------            --------------------------
                                  Eddie L. Dunklebarger, President and CEO


EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

 99                  Press Release of Community Banks, Inc. dated
                     March 30, 2001.

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